Exhibit 99.2

WAIVER AGREEMENT AND AMENDMENT NUMBER FOUR TO

CONSOLIDATED AMENDED AND RESTATED CREDIT AGREEMENT

This Waiver Agreement and Amendment Number Four to Consolidated Amended and Restated Credit Agreement (this “Agreement”) is made as of the      of                      , 2006, by and among IMPERIAL PETROLEUM, INC., a Nevada corporation (the “Borrower”), the Subsidiaries of Borrower identified on the signature pages hereof, the lenders identified on the signature pages hereof (the “Lenders”), D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P., a Delaware limited partnership, formerly known as Highbridge/Zwirn Special Opportunities Fund, L.P. (“DBZ”), as collateral agent for the Lenders (in such capacity, together with any successor collateral agent, the “Collateral Agent”), and DBZ, as administrative agent for the Lenders (in such capacity, together with any successor administrative agent, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”).

W I T N E S S E T H:

WHEREAS, Borrower, Administrative Agent, Collateral Agent, and the Lenders are parties to (i) that certain Consolidated Amended and Restated Credit Agreement, dated as of January 15, 2004, as amended by that certain Amendment Number One to Consolidated Amended and Restated Credit Agreement dated as of April 30, 2004, as further amended by that certain Amendment Number Two to Consolidated Amended and Restated Credit Agreement dated as of July 7, 2005, as further amended by that certain Forbearance Agreement and Amendment Number Three to Consolidated Amended and Restated Credit Agreement (the “Forbearance Agreement”) dated as of November 29, 2005 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrower; and (ii) that certain Waiver Agreement dated as of February 17, 2006 (the “Waiver Agreement”); capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement;

WHEREAS, the following unwaived Events of Default have occurred and are continuing under the Credit Agreement and the Waiver Agreement or Borrower has informed the Lender Group that such Events of Default will occur (the “Specified Events of Default”):

a. Borrower has failed, pursuant to the Waiver Agreement, to deliver to Agents, in form and substance satisfactory to them, no later than March 31, 2006, evidence that Borrower has executed a letter of intent or letters of intent, from Persons party to a Restructuring Transaction (as defined in the Forbearance Agreement), which transaction shall provide for (A) a fully executed purchase agreement or such other definitive documentation, as appropriate, no later than April 15, 2006 and (B) consummation of the Restructuring Transaction no later than April 30, 2006;

b. Borrower has failed, pursuant to the Waiver Agreement, to deliver to Agents, in form and substance satisfactory to them, no later than April 15, 2006, evidence that the purchase agreement or such other definitive documentation, as appropriate, each in form and substance satisfactory to the Agents, has been fully executed by all necessary parties thereto; and

c. Borrower has failed, pursuant to the Waiver Agreement, no later than April 30, 2006, to (A) fully consummate the Restructuring Transaction and (B) pay the net proceeds thereof to Administrative Agent in an amount sufficient to repay (and Borrower shall cause such net proceeds to be used to so repay) the Obligations in full in cash in accordance with the terms of the Credit Agreement.

WHEREAS, Borrower has requested that the Agents and Lenders waive the Specified Events of Default as set forth herein; and

WHEREAS, on and subject to the terms and conditions set forth herein, the Agents and Lenders have agreed to waive the Specified Events of Default and amend the Credit Agreement;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Waiver. Subject to the conditions precedent set forth herein and to Borrower’s continued compliance with the representations, warrantees and covenants contained in the Credit Agreement, the Waiver Agreement and herein, the Agents and Lenders hereby waive the Specified Events of Default. This is a limited waiver and shall not be deemed to constitute a waiver of any Default or Event of Default (other than the Specified Events of Default) or any future breach of the Credit Agreement or any of the other Loan Documents or any other requirements of any provision of the Credit Agreement or any other Loan Documents.

2. Agreement by Parties. Notwithstanding anything to the contrary in the Credit Agreement or any other Loan Documents, the parties hereto agree that the Agents and Lenders shall have no obligation to continue to make Advances. The foregoing notwithstanding, if and to the extent the Agents and Lenders continue to make Advances, (a) such Advances shall be made, issued, caused to be issued, or executed, as applicable, in the Agents’ and Lenders’ sole and absolute discretion, and (b) no such action shall be construed as (i) a waiver or forbearance of any of the Agents’ and Lenders’ rights, remedies, and powers against Borrower or the Collateral (including, without limitation, the right to terminate without notice, the making of Advances) or (ii) a waiver of any Default or Event of Default (other than the Specified Events of Default).

3. Amendments to Credit Agreement. Effective on the date hereof, the Credit Agreement is amended as follows:

(a) The definition of “NYMEX Strip Price” in Section 1.01 is hereby amended by deleting it in its entirety and replacing it with the following:

““NYMEX Strip Price” means as of any date of determination, the average of the 24 succeeding monthly futures contract prices, commencing with the month during which the determination date occurs, for each of the appropriate crude oil and natural gas categories included in the most recent Reserve Report provided by the Borrower to the Agents pursuant to Section 7.01(a)(vi) as quoted on the NYMEX; provided, (i) that if the NYMEX no longer provides futures contract price quotes or has ceased to operate, the comparable futures contract prices quoted on such other nationally recognized commodities exchange as Agent shall designate, and (ii) that such monthly futures contract prices for crude oil and natural gas shall not exceed $50.00 and $6.25, respectively, for the first 24 month period and $40.00 and $5.00, respectively, thereafter.”

(b) Section 7.01(t), “Hedging Agreements”, is hereby amended by deleting it in its entirety and replacing it with the following:

“(t) Hedging Agreements. Maintain in effect one or more Hedging Agreements with respect to its Hydrocarbon production with Administrative Agent with the aggregate notional volumes of Hydrocarbons covered by such Hedging Agreements constituting not less than 50% and not more than 75% of the aggregate amount of the Borrower’s estimated Hydrocarbon production volumes on an mcf equivalent basis (where one barrel of oil is equal to six mcf of gas) for the succeeding 6 calendar months on a rolling 6 calendar month basis for such period from Oil and Gas Properties classified as Proved Developed Producing Reserves as of the date of the most recent Reserve Report delivered pursuant to Section 7.01(a)(vi) plus the estimated production from anticipated drilling by the Loan Parties during such succeeding 6 months. Borrower shall use such Hedging Agreements solely as a part of its normal business operations as a risk management strategy or hedge against changes resulting from market conditions related to the Loan Parties’ Oil and Gas Business and not as a means to speculate for investment purposes on trends and shifts in financial or commodities markets.”

Section 7.03, “Financial Covenants”, is hereby amended by deleting it in its entirety and replacing it with the following:

“Section 7.03 Financial Covenants. So long as any principal of or interest on any Loan or any other Obligation (whether or not due) shall remain unpaid or any Lender shall have any Commitment hereunder, each Loan Party shall not:

(a) Leverage Ratio. Permit the ratio of Consolidated Funded Indebtedness as of the last day of each fiscal period set forth below to Annualized EBITDA of the Borrower and its Subsidiaries for such fiscal period to be greater than the applicable ratio set forth below:

Fiscal Period	Leverage Ratio
twelve month period ending on June 30, 2006	3.90:1.00
twelve month period ending on September 30, 2006	4.00:1.00
twelve month period ending on December 31, 2006	4.00:1.00
twelve month period ending on March 31, 2007	2.75:1.00
Each twelve month period ending on June 30, 2007 or on the last day of any fiscal quarter thereafter	2.00:1.00

(b) Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio of the Borrower and its Subsidiaries for each period set forth below to be less than the amount set forth opposite such date:

Fiscal Quarter End	Fixed Charge Coverage Ratio
Each twelve month period ending on June 30, 2006, September 30, 2006 or December 31, 2006	1.00:1.00
twelve month period ending on March 31, 2007	1.50:1.00
Each twelve month period ending on June 30, 2007 or on the last day of any fiscal quarter thereafter	2.00:1.00

(c) Interest Coverage Ratio. Permit the ratio of Consolidated EBITDA of the Borrower and its Subsidiaries to Consolidated Total Interest Expense of the Borrower and its Subsidiaries for any period below to be less than the amount set forth opposite such period:

Period	Interest Coverage Ratio
Each twelve month period ending on June 30, 2006, September 30, 2006 or December 31, 2006	1.50:1.00
twelve month period ending on March 31, 2007	2.00:1.00
Each twelve month period ending on June 30, 2007 or on the last day of any fiscal quarter thereafter	2.50:1.00

(d) Consolidated EBITDA. Permit EBITDA of the Borrower and its Subsidiaries for any period set forth below to be less than the applicable amount set forth below:

Fiscal Quarter End	Consolidated EBITDA
Each twelve month period ending on June 30, 2006, September 30, 2006 or December 31, 2006	$1,100,000
twelve month period ending on March 31, 2007	$1,400,000
Each twelve month period ending on June 30, 2007 or on the last day of any fiscal quarter thereafter	$1,750,000

4. Representations and Warranties. Each Loan Party hereby represents and warrants in favor of each Agent and each Lender as follows:

a. Such Loan Party has the corporate power and authority (a) to enter into this Agreement and (b) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

b. This Agreement has been duly authorized, validly executed and delivered by an authorized officer of such Loan Party, and constitutes the legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms; and

c. The execution and delivery of this Agreement and performance by such Loan Party under the Credit Agreement, as amended from time to time, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over such Loan Party which has not already been obtained, nor contravene or conflict with the charter documents of such Loan Party, or the provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which such Loan Party is party or by which any of its properties are or may become bound.

5. Acknowledgement.

a. Acknowledgement of Obligations. Each Loan Party hereby acknowledges, confirms and agrees that as of the close of business on                                          , 2006, each Loan Party was jointly and severally indebted to the Agents and Lenders for loans, advances and other financial accommodations under the Loan Documents in the following amounts:

Revolving Loans	12,193,035.78
Term Loan (Bank of Oklahoma)	[_______	]
Revolver Accrued Interest	$4,556,966.48
Accrued Interest (Bank of Oklahoma)	[_______	]
Forbearance Fee (as defined in the Forbearance Agreement)	$500,000
Waiver Fee (as defined in the Waiver Agreement)	$250,000
Anniversary Fee	$360,000
Legal Fees	[$______	]
Administrative Fees	$225,000
Total Obligations:	[_______	]

All such Obligations owing by each Loan Party, in each case together with interest accrued and accruing thereon, and all fees, costs, expenses and other charges now or hereafter payable by each such Loan Party to each Agent and each Lender, are unconditionally owing by each Loan Party to each Agent and each Lender, without offset, defense or counterclaim of any kind, nature or description whatsoever.

b. Acknowledgement of Security Interests. Each Loan Party hereby acknowledges, confirms and agrees that Collateral Agent, for itself and the benefit of Agents and Lenders, has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the Collateral granted to Collateral Agent, for itself and the benefit of the Agent and Lenders, pursuant to the Loan Documents or otherwise granted to or held by Collateral Agent, for itself and the benefit of the Agents and Lenders.

c. Binding Effect of Documents. Each Loan Party hereby acknowledges, confirms and agrees that: (a) each of the Loan Documents to which it is a party has been duly executed and delivered to the Agents and Lenders thereto by such Loan Party, and each is in full force and effect as of the Fourth Amendment Effective Date (as defined below), (b) the agreements and obligations of each Loan Party contained in such documents and in this Agreement constitute the legal, valid and binding obligations of such Loan Party and guaranteed indebtedness of the Loan Parties other than Borrower, enforceable against such Loan Party in accordance with their respective terms, and the Loan Parties have no valid defense to the enforcement of the Obligations and such guaranteed indebtedness, and (c) each Agent and each Lender are and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents and under applicable law or at equity.

6. Advice of Counsel. Each Loan Party has had advice of independent counsel of its own choosing in negotiations for and the preparation of this Agreement, has read this Agreement in full and final form, and has had this Agreement fully explained to it to its satisfaction.

7. Limitations; No Other Amendment. Except for the waiver and amendments expressly set forth above, the text of the Credit Agreement and all other existing Loan Documents shall remain unchanged and in full force and effect and each Agent and each Lender expressly reserves the right to require strict compliance with the terms of the Credit Agreement and the other Loan Documents. The waiver and amendments contained herein are limited to the precise terms hereof, and no Agent nor any Lender is obligated to consider or consent to any additional request by any Loan Party for any other waiver or amendment with respect to the Credit Agreement.

8. Payment of Costs and Fees. The Loan Parties shall pay to each Agent and each Lender all due diligence, costs, fees, expenses and charges of every kind in connection with the preparation, negotiation, execution and delivery of this Agreement and any documents and instruments relating hereto. In addition thereto, the Loan Parties agree to reimburse each Agent and each Lender on demand for its costs arising out of this Agreement and all documents or instruments relating hereto (which costs may include the fees and expenses of any attorneys retained by any Agent or any Lender).

9. Conditions to Effectiveness of this Agreement. This Agreement shall become effective as of the date when, and only when, the following conditions have been satisfied as determined in each Agent’s and each Lender’s sole and absolute discretion (the date of such effectiveness being herein called the “Fourth Amendment Effective Date”):

a. Agents shall have received, in form and substance satisfactory to it, duly executed counterparts of this Agreement from each Loan Party and each Lender on or before June 1, 2006; and

b. Borrower shall have paid all fees (other than fees referred to in Section 10(e) hereof), costs and expenses incurred in connection with this Agreement and any other Loan Documents (including, without limitation, legal fees and expenses).

10. Covenants. As a material inducement to the execution by the Agents and the undersigned Lenders of this Agreement, Borrower hereby agrees that it shall cause the repayment of at least $[15,000,000] of the Obligations pursuant to an Asset Disposition as set forth in this Section 10. Accordingly, Borrower hereby agrees that it shall comply with each of the following covenants and that the failure to comply with any of such covenants shall constitute an immediate Event of Default under the Credit Agreement:

a. No later than May 25, 2006, the Agents shall have received evidence, in form and substance satisfactory to them, that a purchase agreement or such other definitive documentation, as appropriate, each in form and substance satisfactory to the Agents, providing for the Asset Disposition has been fully executed by all necessary parties thereto.

b. No later than July 7, 2006, (A) the Asset Disposition shall have been fully consummated; provided, however, up to $[1,500,000] of the consideration to be received by Borrower in connection with the Asset Disposition may be placed in escrow until October 5, 5006 for the sole purpose of reimbursing the purchaser for any environmental or legal title defects that may arise (such amount, minus any adjustments permitted by Section 10(c) hereof, the “Escrow Consideration”) and (B) Administrative Agent shall have received net proceeds thereof in an amount sufficient to repay (and Borrower shall cause such net proceeds to be used to so repay) at least $[13,500,000] of the Obligations in cash in accordance with the terms of the Credit Agreement.

c. No later than October 5, 2006, the Agents shall have received notice of any proposed adjustments to the Escrow Consideration. The Borrower will not agree to any proposed adjustments to the Escrow Consideration without first consulting the Administrative Agent and receiving the Administrative Agent’s consent thereto. Borrower further agrees that, upon the Administrative Agent’s request, the Borrower will pursue any right or remedy available to it in connection with adjustments to the Escrow consideration, including, without limitation, attempting to cure any alleged defect, reacquiring any property alleged to be defective, or arbitration.

d. Borrower will promptly, and in any event within one Business Day of receipt thereof, pay to the Administrative Agent 100% of any Escrow Consideration received by it.

e. Borrower hereby reaffirms its obligation to pay to Agents in cash, (i) the Forbearance Fee, pursuant to the terms and conditions set forth in the Forbearance Agreement, and (ii) the Waiver Fee, pursuant to the terms and conditions set forth in the Waiver Agreement, which fees shall be due and payable in full upon the consummation of the Asset Disposition (subject to prepayment as provided in Section 10 of this Agreement).

In no event shall the forgoing be construed as a consent by any Agent or any Lender to any particular corporate restructuring transaction. To the contrary, each Agent and each Lender expressly reserves the right to condition or withhold its consent to any such transaction in its sole and absolute discretion.

For the purposes of this section, the term “Asset Disposition” shall mean the sale, including by way of merger, through one or more transactions, of certain assets of Borrower and its subsidiaries, satisfactory to the Agents and the Lenders in their sole and absolute discretion, by or with respect to Borrower, with or without the retention and advice of a Restructuring Adviser (as defined in the Forbearance Agreement), which results in the repayment of at least $[15,000,000] in cash of Borrower’s outstanding Obligations.

11. Effect on the Loan Documents. Upon the effectiveness of this Agreement, on and after the Fourth Amendment Effective Date each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended from time to time.

12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to the conflicts or choice of law principles thereof.

13. Loan Document. This Agreement shall be deemed to be a Loan Document for all purposes.

14. RELEASE BY LOAN PARTIES. EACH LOAN PARTY HEREBY ACKNOWLEDGES AND AGREES THAT: (I) NEITHER IT NOR ANY OF ITS SUBSIDIARIES HAS ANY CLAIM OR CAUSE OF ACTION AGAINST THE

AGENTS OR LENDERS (OR ANY OF THE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, AFFILIATES OR ATTORNEYS OF THE FOREGOING), (II) EACH AGENT AND EACH LENDER HAS HERETOFORE PROPERLY PERFORMED AND SATISFIED IN A TIMELY MANNER ALL OF ITS OBLIGATIONS TO EACH LOAN PARTY AND THEIR RESPECTIVE SUBSIDIARIES AND AFFILIATES AND (III) HE OR IT HAS RECEIVED THE ADVICE OF LEGAL COUNSEL WITH REGARD TO THE RELEASES AND WAIVERS CONTAINED HEREIN. EACH AGENT AND EACH LENDER WISHES (AND EACH LOAN PARTY AGREES) TO ELIMINATE ANY POSSIBILITY THAT ANY PAST CONDITIONS, ACTS, OMISSIONS, EVENTS OR CIRCUMSTANCES WOULD IMPAIR OR OTHERWISE ADVERSELY AFFECT ANY OF THEIR RIGHTS, INTERESTS, SECURITY AND/OR REMEDIES. FOR AND IN CONSIDERATION OF THE AGREEMENTS CONTAINED IN THIS AGREEMENT AND OTHER GOOD AND VALUABLE CONSIDERATION, EACH LOAN PARTY (THE “RELEASORS”) VOLUNTARILY, KNOWINGLY, UNCONDITIONALLY AND IRREVOCABLY RELEASES, WAIVES AND FOREVER DISCHARGES EACH AGENT AND EACH LENDER, TOGETHER WITH THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, ASSIGNS, SUBSIDIARIES, AFFILIATES, AGENTS, EMPLOYEES AND ATTORNEYS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM: (X) ANY AND ALL LIABILITIES, OBLIGATIONS, DUTIES, PROMISES OR INDEBTEDNESS OF ANY KIND OF THE RELEASED PARTIES TO THE RELEASORS OR ANY OF THEM, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED AND (Y) ALL CLAIMS, OFFSETS, CAUSES OF ACTION, SUITS OR DEFENSES OF ANY KIND WHATSOEVER (IF ANY), WHICH THE RELEASORS OR ANY OF THEM MIGHT OTHERWISE HAVE AGAINST THE RELEASED PARTIES OR ANY OF THEM, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, IN EITHER CASE (X) OR (Y) IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, OR ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT, OR ON ACCOUNT OF ANY CONDITION, ACT, OMISSION, EVENT, CONTRACT, LIABILITY, OBLIGATION, INDEBTEDNESS, CLAIM, CAUSE OF ACTION, DEFENSE, CIRCUMSTANCE OR MATTER OF ANY KIND WHICH EXISTED, AROSE OR OCCURRED AT ANY TIME FROM THE BEGINNING OF THE WORLD TO THE DATE THIS AGREEMENT BECOMES EFFECTIVE.

15. Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Agreement as of the day and year first written above.

IMPERIAL PETROLEUM, INC., a Nevada corporation

By:
Name:
Title:

RIDGEPOINTE MINING COMPANY, a Delaware corporation

By:
Name:
Title:

GLOBAL/IMPERIAL JOINT VENTURE INC., a Nevada corporation

By:
Name:
Title:

PHOENIX METALS, INC., a Texas corporation

By:
Name:
Title:

D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P., as Collateral Agent, Administrative Agent and a Lender, formerly known as Highbridge/Zwirn Special Opportunities Fund, L.P.

By:	D.B. ZWIRN PARTNERS, LLC, its general partner

BY:	ZWIRN HOLDINGS, LLC, its managing member

By:
Name:
Title: